Exhibit 10.4

OPTION AGREEMENT

This OPTION AGREEMENT (this “Agreement”), dated as of September 18, 2026, is between Bravo Multinational Incorporated, a Wyoming corporation (the “Company”), and MWP Entertainment Group, LLC, a Nevada limited liability company (the “Investor”).

R E C I T A L S

WHEREAS, on the date hereof, the Investor invested in the Company pursuant to the Share Purchase Agreement, dated as of September 18, 2026 (as amended from time to time, the “Purchase Agreement”), between the Company and the Investor; and

WHEREAS, as a condition and inducement to the Investor’s pursuit of the transactions contemplated by the Purchase Agreement, and in consideration therefor, the Investor and the Company have agreed to grant the Investor an option to purchase additional shares of Preferred Stock upon the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements, covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

1. Option to Purchase.

The Company hereby grants to the Investor an option (the “Option”) to purchase shares of Preferred Stock of the Company (the “Option Shares”) for an aggregate purchase price of $1,500,000 (the “Total Purchase Price”). The number of Option Shares shall equal, subject to adjustment as provided in Sections 5.2 and 5.3, (a) the Total Purchase Price, divided by the Common Stock Price ($0.0195), divided by (b) 100. The Option may be exercised at any time during the period beginning on the Closing Date and ending on the first anniversary of the Closing Date (the “Exercise Period”). The Option shall expire automatically at 5:00 p.m. New York City time on the last day of the Exercise Period if not exercised. The Option must be exercised in whole and may not be exercised in part.

2. Exercise of Option.

The Option may be exercised by delivery of written notice (the “Exercise Notice”) to the Company at the address set forth in Section 6.1.

The closing of the purchase and sale of the Option Shares (the “Option Closing”) shall occur no later than five (5) Business Days after delivery of the Exercise Notice. At the Option Closing, (i) the Investor shall pay the Total Purchase Price by wire transfer of immediately available funds to the account designated by the Company in writing and (ii) the Company shall deliver or cause to be delivered to the Investor evidence of issuance of the Option Shares registered in the name of the Investor.

3. Representations and Warranties.

3.1 The Company hereby represents and warrants to the Investor as follows:

(a) Organization; Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Issuance of Option Shares. The Company represents and warrants that it has authorized sufficient shares of Preferred Stock and that, upon issuance and payment therefor, the Option Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions under applicable securities laws.

3.2 The Investor hereby represents and warrants to the Company as follows:

(a) Organization; Authority. The Investor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Nevada, with full limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by the Investor of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of the Investor. This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4. Assignment.

The Option shall be freely assignable by the Investor to any Person upon written notice to the Company, without the consent of the Company. Any assignee shall be deemed the “Investor” for all purposes hereunder. The Company may not assign this Agreement or any of its obligations hereunder without the prior written consent of the Investor.

5. Investor Protections.

5.1 Change of Control. Upon a Change of Control of the Company prior to the end of the Exercise Period and the exercise in full of the Option:  (a) the Company shall (i) notify the Investor in writing of such Change of Control not less than 10 Business Days prior to the occurrence thereof, and (ii) notify the Investor in writing of the completion of such Change of Control not more than three Business Days after such completion; (b) the Exercise Period shall automatically be extended until the date that is 45 days following consummation of the Change of Control; (c) the Investor shall have the right, exercisable upon written notice to the Company no later than 15 Business Days following completion of the Change of Control, to require the Company (or its successor) to purchase the Option at a total price equal to (i) an amount equal to (A) the per-share consideration received by holders of Common Stock in the Change of Control transaction, multiplied by 100, minus (B) an amount equal to the Total Purchase Price, divided by the sum of the total number of Option Shares then issued under the Option and the total number of Option Shares then issuable under the Option, multiplied by (ii) the total number of Option Shares then issuable under the Option; and (d) in the event of a Change of Control in which the consideration payable consists in whole or in part of securities, the Investor shall be entitled to receive, upon exercise of the Option, such securities, in the same proportion of consideration as, and otherwise on terms no less favorable than those available to, the holders of Common Stock. “Change of Control” means (x) any merger, consolidation, or similar transaction in which the Company’s stockholders immediately prior thereto cease to hold at least 50% of the voting power of the surviving entity, (y) any sale or disposition of all or substantially all of the assets of the Company, or (z) any acquisition by a Person or group of Persons of beneficial ownership of more than 50% of the outstanding voting securities of the Company.

5.2 Anti-Dilution. If the Company issues or sells (a) Preferred Stock at a price per share less than an amount equal to (i) the Total Purchase Price, divided by the Common Stock Price, divided by (ii) 100, or (b) Common Stock or Common Stock Equivalents at a price per share less than the Common Stock Price (a “Dilutive Issuance”), the number of Option Shares issuable upon exercise of the Option shall be proportionally adjusted such that the Investor is entitled to receive, upon exercise, the number of shares of Preferred Stock that would maintain the Investor’s proportionate economic interest, calculated on a fully diluted basis, as it existed immediately prior to such Dilutive Issuance. This adjustment shall not apply to “Excluded Issuances.” For purposes of this Agreement, “Excluded Issuances” means (a) issuances pursuant to employee benefit plans approved by the Board of Directors, (b) issuances upon exercise or conversion of Common Stock Equivalents outstanding as of the date hereof, and (c) issuances in connection with strategic transactions approved by the Board of Directors, provided that any such transaction is primarily for purposes other than raising capital.

5.3 Adjustments for Stock Splits, Dividends and Recapitalizations. If, at any time during the Exercise Period, the Company (i) pays a stock dividend on, or makes any other distribution with respect to, its Preferred Stock or Common Stock payable in shares of Preferred Stock or Common Stock, (ii) subdivides, including by stock split, its outstanding shares of Preferred Stock or Common Stock, (iii) combines, including by reverse stock split, its outstanding shares of Preferred Stock or Common Stock, (iv) effects any recapitalization or reclassification that changes the number of outstanding shares of Preferred Stock or Common Stock, or (v) takes any other action that has a substantially similar effect (each, an “Adjustment Event”), then, automatically and without any action by the Investor, effective as of the record date or, if no record date is applicable, the effective date of the Adjustment Event, the number of Option Shares then issuable upon exercise of the Option shall be adjusted the proportionate interest and economic value represented by the Option immediately following the Adjustment Event are the same as immediately prior to the Adjustment Event. Any fractional Option Share resulting from an adjustment shall be rounded up to the nearest whole share.

5.4 Notice of Corporate Actions. The Company shall provide the Investor with at least fifteen (15) days’ prior written notice before (a) establishing a record date for any dividend or distribution, (b) effecting any stock split, reverse stock split, reclassification or recapitalization, (c) entering into any merger, consolidation or similar transaction, (d) effecting any dissolution or liquidation, or (e) taking any action that would trigger an adjustment under Section 5.2 or Section 5.3. Each such notice shall describe the proposed action and its anticipated effect on the Option, including, to the extent reasonably determinable, any resulting adjustment to the number of Option Shares or the effective per-share purchase price.

5.5 Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized but unissued shares of Preferred Stock and Common Stock, a number of shares sufficient to permit the full exercise of the Option and full conversion of the Option Shares into Common Stock, and shall take all corporate action necessary to ensure that such shares are available for issuance upon exercise of the Option.

5.6 Non-Circumvention. The Company shall not, by amendment of its articles of incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under this Agreement. The Company shall at all times in good faith assist in carrying out all such actions as may be reasonably necessary to protect the rights of the Investor under this Agreement.

6. Miscellaneous.

6.1 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email, mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as may be specified by like notice):

If to the Company:

Bravo Multinational Incorporated
[***]
[***]
[***]
[***]

with copies (which shall not constitute notice) to:

Jones & Haley, P.C.

[***]

[***]

[***]

If to the Investor:

MWP Entertainment Group, LLC
[***]
[***]
[***]
[***]

with copies (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
[***]
[***]
[***]
[***]

Any party may, by notice given in accordance with this Section 6.1, designate another address or person for receipt of notices hereunder.

6.2 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.3 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all of its rights under this Agreement to any Person in accordance with Section 4, and any such assignee shall be deemed the “Investor” for all purposes hereunder.

6.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Wyoming, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Wyoming. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Wyoming for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

6.6 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE FOREVER TRIAL BY JURY.

6.7 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.8 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.10 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Option Agreement as of the date first above written.

BRAVO MULTINATIONAL INCORPORATED

By: /s Grant Cramer

Name:  Grant Cramer

Title:    Authorized Officer

MWP ENTERTAINMENT GROUP, LLC

By: /s/ Michael Williams

Name:  Michael Williams

Title:    Chief Executive Officer

[Option Agreement]

>